UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CHROMADEX CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CONTROL ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 22, 2018

DATE:    JUNE 22, 2018
TIME:    AT 2:00 PM (LOCAL TIME)
LOCATION:    CHROMADEX CORPORATION, 10900 Wilshire Blvd, Suite 650, Los Angeles, CA 90024
THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS (INCLUDING THE PROXY STATEMENT, FORM 10-K AND PROXY CARD) AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY MATERIALS ARE AVAILABLE AT: http://www.equitystock.com.

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IF YOU DECIDE TO VIEW THE PROXY MATERIALS AND VOTE YOUR SHARES ONLINE,

Step 1: Go to http://www.equitystock.com.
Step 2: Click the “Vote Your Proxy” link.
Step 3: Click on the logo of ChromaDex Corporation
Step 4: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.

Step 5: To vote online, click on the designated link and follow the on-screen instructions. YOU MAY VOTE ONLINE UNTIL 6:00 PM EASTERN TIME JUNE 21, 2018.

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IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS INCLUDING THE PROXY CARD, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED BELOW, BEFORE JUNE 1, 2018.

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE:	FAX:	INTERNET:	EMAIL:
CALL TOLL FREE	SEND THIS CARD TO	www.equitystock.com	proxy@equitystock.com
1-855-557-4647	1-646-201-9006	FOLLOW THE ON-SCREEN INSTRUCTIONS.	INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

HOW TO ATTEND THE MEETING AND VOTE IN PERSON: PLEASE COME TO 10900 WILSHIRE BLVD, SUITE 650, LOS ANGELES, CA 90024 ON JUNE 22, 2018 AT 2:00 PM TO ATTEND THE MEETING AND VOTE IN PERSON. FOR DRIVING DIRECTIONS TO THIS LOCATION, PLEASE CALL 310-388-6706.

VOTING ITEMS

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING:

1.
Election of Directors
Nominees – Frank L. Jaksch, Jr., Stephen Block, Jeff Baxter, Robert Fried, Kurt Gustafson, Steven Rubin, Wendy Yu and Tony Lau.

2.
Approval of the Amendment to the ChromaDex Corporation 2017 Equity Incentive Plan.

3.
Ratification of Marcum LLP As Independent Registered Public Accounting Firm For the Year Ending December 31, 2018.

4.
Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON APRIL 23, 2018 AS THE RECORD DATE FOR THE DETERMINATION OF MEMBERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE OUR ORDINARY SHARES THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

PLEASE NOTE–THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD. TO VOTE YOUR SHARES, YOU MUST VOTE ONLINE OR REQUEST A PAPER COPY OF PROXY MATERIALS TO RECEIVE A PROXY CARD.

IF YOU WISH TO ATTEND AND VOTE AT THE MEETING, PLEASE BRING THIS NOTICE.

YOUR VOTE IS IMPORTANT!